EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of SecureTech Innovations, Inc. (“Company”) on Form 10-Q/A for the interim period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (“Amendment”), I, J. Scott Sitra, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.The Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2026	By:	/s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director